                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): July 23, 1996


                    HORIZON CELLULAR TELEPHONE COMPANY, L.P.
                             HORIZON FINANCE CORPORATION
         -------------------------------------------------------------
           (Exact name of registrants as specified in their charters)


                                    Delaware
                ------------------------------------------------
                  (State or other jurisdiction of organization)



                                      23-2617703 - Horizon Cellular
        33-71002                          Telephone Company, L.P.
                                       23-2741164 - Horizon Finance
       33-71002-01                              Corporation
- -----------------------              ---------------------------------
(Commission File Number)             (IRS Employer Identification No.)



  101 Lindenwood Drive, Suite 125, Malvern, PA                 19355
- -----------------------------------------------------------------------
    (Address of principal executive offices)                (Zip Code)


Registrants' telephone number, including area code: (610) 651-5900

Item 2. Acquisition or Disposition of Assets.

         On July 23, 1996, Horizon Cellular Telephone Company of Monongalia, L.P., an affiliate of the Registrants ("Monongalia"), consummated the sale of substantially all of its assets pursuant to the terms of an Asset Acquisition Agreement dated as of May 8, 1996, as amended July 22, 1996, among Monongalia, Eastern Wireless Cellular Corporation ("Eastern") and PriCellular Corporation ("PriCellular"). At Closing, Monongalia's assets were transferred to Northland Cellular Corporation, an affiliate of Eastern and PriCellular. The assets included a cellular operating license granted by the Federal Communications Commission for the West Virginia Non-Wireline Rural Service Area ("RSA") Number 3 and related assets used in connection with the operation of a cellular communications system in that RSA. Monongalia received approximately $35 million, which amount is subject to certain post-closing adjustments.





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
Item 7. Financial Statements and Exhibits.

(a)      Financial statements of businesses acquired.

         Not applicable.

(b)      Pro forma financial information.

         Filed herewith is the pro forma financial information required pursuant to Article 11 of Regulation S-X.

(c)      Exhibits.

Exhibit No.               Description

         2.1 Asset Acquisition Agreement dated as of May 8, 1996 among Horizon Cellular Telephone Company of Monongalia, L.P., Eastern Wireless Cellular Corporation and PriCellular Corporation

         2.2 First Amendment to Asset Acquisition Agreement dated July 22, 1996 among Horizon Cellular Telephone Company of Monongalia, L.P., Eastern Wireless Cellular Corporation and PriCellular Corporation

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                           HORIZON CELLULAR TELEPHONE
                                           COMPANY, L.P. (a Delaware
                                           Limited Partnership)

                                           BY: KCCGP, L.P., its General
                                               Partner

                                           BY: HORIZON G.P., INC., its
                                               (Corporate) General Partner


Date: August 6, 1996                       BY: /s/ Bruce M. Hernandez
                                               ----------------------------
                                                   Bruce M. Hernandez,
                                                   Vice President-
                                                   Finance and Chief
                                                   Financial Officer

                                           HORIZON FINANCE CORPORATION


Date: August 6, 1996                       BY: /s/ Bruce M. Hernandez
                                               ----------------------------
                                                   Bruce M. Hernandez, Vice
                                                   President

          UNAUDITED CONSOLIDATED PRO FORMA FINANCIAL STATEMENT DATA




The unaudited consolidated pro forma statements of operations data for the year ended December 31, 1995 and the three months ended March 31, 1996 give effect to the sale in July 1996 of the Federal Communications Commission ("FCC") Operating Licenses, together with certain operating assets and liabilities, of Georgia RSA #6 for $35.4 million and of Georgia RSA #2 for $54.4 million (collectively referred to as the "Georgia Cluster") as reported in the Company's Current Report on Form 8-K filed on July 22, 1996, and of West Virginia RSA #3 for $34.7 million ("Monongalia"), and the assumed application of proceeds as if the transactions had occurred as of January 1, 1995.

The unaudited consolidated pro forma balance sheet data as of March 31, 1996 give effect to the sales of the Georgia Cluster and Monongalia as if they had occurred on March 31, 1996.

The pro forma adjustments are based upon available information and upon certain assumptions that the Company believes are reasonable. The unaudited consolidated pro forma financial statement data are provided for informational purposes only and do not purport to be indicative of the Company's consolidated results of operations or consolidated financial position which would actually have been obtained had such sales of the Georgia Cluster and Monongalia been completed as of or for the periods presented, or which may be obtained in the future. They should be read in conjunction with the audited and unaudited historical consolidated financial statements of the Company.

                  HORIZON CELLULAR TELEPHONE COMPANY, L.P.

             UNAUDITED CONSOLIDATED PRO FORMA BALANCE SHEET DATA


                                                                                   ASSETS


                                                               Sale of
                                             March 31,         Georgia          Sale of             Use of
                                               1996          Cluster (a)     Monongalia (a)         Cash (b)           Pro Forma
                                         --------------   --------------    ---------------  ---------------      ---------------
Current assets:
     Cash and cash equivalents  . . .    $   2,121,535    $  89,834,770     $   35,152,640   $  (88,900,074)      $   38,208,871
     Cash in escrow   . . . . . . . .                                                             9,250,000            9,250,000
     Accounts receivable, net   . . .       11,009,697       (2,060,763)          (624,000)                            8,324,934
     Inventory  . . . . . . . . . . .          760,700         (125,420)           (45,975)                              589,305
     Prepaid expenses   . . . . . . .        1,032,980          (79,272)           (30,742)                              922,966
                                         --------------   --------------    ---------------  ---------------      ---------------
Total current assets  . . . . . . . .       14,924,912       87,569,315         34,451,923      (79,650,074)          57,296,076

Property and equipment:
     Cellular systems   . . . . . . .       65,980,810      (11,230,683)        (3,251,115)                           51,499,012
     Other  . . . . . . . . . . . . .        7,242,074       (1,440,532)          (521,433)                            5,280,109
                                         --------------   --------------    ---------------  ---------------      ---------------
                                            73,222,884      (12,671,215)        (3,772,548)                           56,779,121
Accumulated depreciation  . . . . . .      (19,943,151)       2,881,748          1,500,884                           (15,560,519)
                                         --------------   --------------    ---------------  ---------------      ---------------
                                            53,279,733       (9,789,467)        (2,271,664)                           41,218,602

License . . . . . . . . . . . . . . .      239,574,857      (48,973,462)       (14,013,096)                          176,588,299
Less accumulated amortization . . . .      (16,065,390)       2,472,926          1,137,705                           (12,454,759)
                                         --------------   --------------    ---------------  ---------------      ---------------
                                           223,509,467      (46,500,536)       (12,875,391)                          164,133,540

Advances to affiliates  . . . . . . .          991,341                                                                   991,341

Other assets  . . . . . . . . . . . .       35,853,046       (3,746,710)        (1,825,592)      (2,184,677) (c)      28,096,067
Less accumulated amortization . . . .      (15,717,850)       1,182,954          1,169,167                           (13,365,729)
                                         --------------   --------------    ---------------  ---------------      ---------------
                                            20,135,196       (2,563,756)          (656,425)      (2,184,677)          14,730,338

                                         --------------   --------------    ---------------  ---------------      ---------------
Total assets  . . . . . . . . . . . .    $ 312,840,649    $  28,715,556     $   18,648,443   $  (81,834,751)      $  278,369,897
                                         ==============   ==============    ===============  ===============      ===============



                                                                      LIABILITIES AND PARTNERS' EQUITY

Current liabilities:
     Accounts payable   . . . . . . .    $   3,330,623    $    (598,725)    $     (156,005)   $                   $     2,575,893
     Accrued liabilities  . . . . . .        4,930,691       (1,017,758)          (244,232)                             3,668,701
     Deferred revenue   . . . . . . .        1,991,932         (206,503)           (56,332)                             1,729,097
     Current portion of revolving
       credit agreement   . . . . . .        4,875,000                                            (4,875,000)
                                         --------------   --------------     --------------   ---------------      ---------------
Total current liabilities . . . . . .       15,128,246       (1,822,986)          (456,569)       (4,875,000)           7,973,691

Revolving credit agreement, net of
       current portion  . . . . . . .       73,125,000                                           (73,125,000)
11 3/8% senior subordinated notes . .      174,182,769                                                                174,182,769

Minority interest . . . . . . . . . .        2,840,138          305,385 (d)        191,050 (d)      (919,168)           2,417,405

Partners' Equity:
     Partners'  contributions   . . .      127,197,323                                                                127,197,323
     Cumulative net loss  . . . . . .      (79,632,827)      30,233,157 (d)     18,913,962 (d)    (2,915,583) (c)     (33,401,291)
                                         --------------   --------------    ---------------   ---------------      ---------------
Total partners' equity                      47,564,496       30,233,157         18,913,962        (2,915,583)          93,796,032

Total liabilities and                    --------------   --------------    ---------------   ---------------      ---------------
  partners' equity  . . . . . . . . .    $ 312,840,649    $  28,715,556     $   18,648,443    $  (81,834,751)      $  278,369,897
                                         ==============   ==============    ===============   ===============      ===============

                            See accompanying notes.

        UNAUDITED CONSOLIDATED PRO FORMA STATEMENTS OF OPERATIONS DATA


                                                                         Year ended December 31, 1995
                                         -----------------------------------------------------------------------------------------
                                                                 SALE OF
                                                HORIZON          GEORGIA            SALE OF          PRO FORMA
                                              HISTORICAL       CLUSTER (e)       MONONGALIA (e)     ADJUSTMENTS         PRO FORMA
                                           --------------     ------------       --------------   --------------    --------------
Revenues and sales:
     Subscriber revenues  . . . . . . .    $  28,610,515      $ 3,071,601        $   2,484,670    $                 $  23,054,244
     Roaming revenues   . . . . . . . .       25,287,319        4,358,090            1,251,735                         19,677,494
     Toll revenue   . . . . . . . . . .        4,603,618        1,039,816              303,460                          3,260,342
     Equipment sales  . . . . . . . . .        2,996,780          306,131              197,451                          2,493,198
                                           ---------------    ------------       --------------   --------------    --------------
Total revenues and sales  . . . . . . .       61,498,232        8,775,638            4,237,316                         48,485,278

Costs and expenses:
     Cost of Services   . . . . . . . .        8,814,789        1,475,453              598,958                          6,740,378
     Cost of equipment sales  . . . . .        6,428,954          811,515              513,929                          5,103,510
     General and adminstrative  . . . .       13,735,363        1,716,157            1,181,629                         10,837,577
     Selling  . . . . . . . . . . . . .       11,283,926        1,993,120              887,734                          8,403,072
     Depreciation and amortization  . .       18,639,219        3,343,376            1,172,107                         14,123,736
                                           ---------------    ------------       --------------   --------------    --------------
                                              58,902,251        9,339,621            4,354,357                         45,208,273
                                           ---------------    ------------       --------------   --------------    --------------
Income (loss) from operations . . . . .        2,595,981         (563,983)            (117,041)                         3,277,005

Interest expense, net . . . . . . . . .       26,240,552                                              5,713,937 (f)    20,526,615

Loss before extraordinary item             ---------------    ------------       --------------   --------------    --------------
     and minority interest (g)  . . . .    $  (23,644,571)    $  (563,983)       $    (117,041)   $  (5,713,937)    $ (17,249,610)
                                           ===============    ============       ==============   ==============    ==============


                                                                      Three Months Ended March 31, 1996
                                         -----------------------------------------------------------------------------------------
                                                                 SALE OF
                                                HORIZON          GEORGIA            SALE OF          PRO FORMA
                                              HISTORICAL       CLUSTER (e)       MONONGALIA (e)     ADJUSTMENTS         PRO FORMA
                                           --------------    -------------       --------------   --------------    --------------
Revenues and sales:
     Subscriber revenues  . . . . . . .    $   9,100,112     $  1,159,282        $     742,499    $                 $   7,198,331
     Roaming revenues   . . . . . . . .        6,931,860        1,465,341              270,847                          5,195,672
     Toll revenue   . . . . . . . . . .        1,232,417          265,627               68,976                            897,814
     Equipment sales  . . . . . . . . .          764,268           81,347               31,445                            651,476

                                           --------------    -------------       --------------   --------------    --------------
Total revenues and sales  . . . . . . .       18,028,657        2,971,597            1,113,767                         13,943,293

Cost and expenses:
     Cost of Services   . . . . . . . .        2,447,051          404,610              178,341                          1,864,100
     Cost of equipment sales  . . . . .        1,516,642          153,510               71,396                          1,291,736
     General and administrative . . . .        3,845,802          501,287              297,200                          3,047,315
     Selling  . . . . . . . . . . . . .        2,962,849          408,950              210,489                          2,343,410
     Depreciation and amortization  . .        5,354,326          893,506              313,136                          4,147,684
                                           --------------    -------------       --------------   --------------    --------------
                                              16,126,670        2,361,863            1,070,562                         12,694,245

                                           --------------    -------------       --------------   --------------    --------------
Income (loss) from operations . . . . .        1,901,987          609,734               43,205                          1,249,048

Interest expense, net . . . . . . . . .        6,819,220                                              1,829,166 (f)     4,990,054

Loss before extraordinary item             --------------    -------------       --------------   --------------    --------------
     and minority interest (g)  . . . .    $  (4,917,233)    $    609,734        $      43,205    $  (1,829,166)    $  (3,741,006)
                                           ==============    =============       ==============   ==============    ==============

                            See accompanying notes.

    NOTES TO THE UNAUDITED CONSOLIDATED PRO FORMA FINANCIAL STATEMENT DATA




a. Reflects the sale of the related FCC operating licenses, together with certain operating assets and liabilities assumed by the purchasers, of the Georgia Cluster and Monongalia as if the transactions had occurred on March 31, 1996. The sale of Monongalia reflects the conversion of accounts receivable (which were not sold to the purchaser) to cash, and payment of certain liabilities not assumed by the purchaser.

b. Assumes the application of the $124.4 million generated from the sale of the Georgia Cluster and Monongalia as follows: a) $78.0 million used to repay borrowings under the revolving credit agreement; b)
        $5.3 million and $4.0 million placed in escrow per the sale agreements for the Georgia Cluster and Monongalia, respectively; c) $0.7 million and $0.2 million minority interest payment for the Georgia Cluster and Monongalia, respectively; d) $0.7 million for certain closing costs and expenses, and e) $35.5 million excess cash.

c. Represents the write - off of deferred financing fees ($2.2 million) related to the assumed repayment of borrowings under the revolving credit agreement and certain closing costs and expenses aggregating $0.7 million.

d. Represents the gain on the sale of the Georgia Cluster and Monongalia as if the sales had occurred on March 31, 1996, net of the $0.5 million allocated to minority interest and before write-off of deferred financing fees and certain costs described in Note c above.

e. Reflects the actual results of operations of the Georgia Cluster and Monongalia for the periods presented.

f. Represents a reduction of interest expense resulting from the assumed repayment of borrowings under the revolving credit agreement from the application of the proceeds of the sales. The pro forma adjustments do not assume any potential investment income earned on the excess cash proceeds, which will be temporarily invested in liquid funds pending a decision on the ultimate use of such funds.

g. Loss before extraordinary item and minority interest does not include the gain on the sale of the Georgia Cluster and Monongalia or any allocation to minority interest. Minority interest primarily represents KCCGP, L.P.

                                 EXHIBIT INDEX


Exhibit                                                                    Page

2.1 Asset Acquisition Agreement dated as of May 8, 1996 among Horizon Cellular Telephone Company of
                 Monongalia, L.P., Eastern Wireless Cellular
                 Corporation and PriCellular Corporation

2.2 First Amendment to Asset Acquisition Agreement dated July 22, 1996 among Horizon Cellular Telephone
                 Company of Monongalia, L.P., Eastern Wireless
                 Cellular Corporation and PriCellular Corporation





                                      -5-